Registration File No.  33-73386

      Schedule 14A Information required in proxy statement.
                    Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[  X ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

TCW/DW Emerging Markets Opportunities Trust  . . . . . . . . .
           (Name of Registrant as Specified in its Charter)

LouAnne McInnis . . . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

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[    ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2)
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2)      Aggregate number of securities to which transaction applies:

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3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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4)      Proposed maximum aggregate value of transaction:

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        how it was determined.

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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 27, 1996

   The Annual Meeting of Shareholders of TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-fourth Floor, 2 World Trade Center, New York, New York 10048, on June 27, 1996 at 10:00 a.m., New York City time, for the following purposes:

       1. To elect four (4) Trustees to serve until the 1999 Annual Meeting or, in each case, until their successors shall have been elected and qualified;

       2. To approve or disapprove the continuance of the currently effective Investment Advisory Agreement between the Trust and TCW Funds Management, Inc.;

       3. To approve or disapprove a new proposed Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International, Inc.;

       4. To approve or disapprove a new proposed Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW Asia Limited;

       5. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1997; and

       6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of the close of business on April 17, 1996 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                SHELDON CURTIS,
                                                   Secretary

May 1, 1996
New York, New York
- -------------------------------------------------------------------------------
                                  IMPORTANT

  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU
ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE
ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
- -------------------------------------------------------------------------------

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                 TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                                JUNE 27, 1996

   This statement is furnished in connection with the solicitation of proxies by the Trustees of TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on June 27, 1996, and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2, 3, 4 and 5 as set forth in the Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Annual Meeting of Shareholders.

   Shareholders as of the close of business on April 17, 1996, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 17, 1996 there were 20,900,233 shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and Officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for this Annual Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers and regular employees of the Trust, Dean Witter Services Company Inc. ("DWSC" or the "Manager") or its parent company, Dean Witter InterCapital Inc. ("InterCapital"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about May 1, 1996.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been currently fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at ten. There are currently ten Trustees, four of whom (John R. Haire, Manuel H. Johnson, John L. Schroeder and Marc I. Stern) are standing for election at this Meeting to serve until the 1999 Annual Meeting in accordance with the Trust's Declaration of Trust.

   Six of the current ten Trustees (John C. Argue, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent and John L. Schroeder) are Independent Trustees, that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Mr. Paul

Kolton, whose term expires at the 1997 Annual Meeting, will retire as a Trustee on July 1, 1996. The Trustees have determined that the number of Trustees of the Trust is to be fixed at nine, effective on the date of Mr. Kolton's retirement. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the Shareholders of the Trust.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
John R. Haire, Manuel H. Johnson, John L. Schroeder and Marc I. Stern. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board of Trustees may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the meeting.

   Pursuant to the provisions of the Trust's Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board of Trustees has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I--Messrs. Haire, Johnson, Schroeder and Stern; Class II--Messrs. DeMartini, Kolton and Larkin; and Class III--Messrs. Argue, Fiumefreddo and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board of Trustees, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class I Trustees are standing for election at this Meeting and, if elected, will serve until the 1999 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 17, 1996 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in companies which file periodic reports with the Securities and Exchange Commission, including the 12 investment companies, including the Trust, for which TCW Funds Management, Inc. serves as investment adviser (the "Investment Adviser" or the "Adviser") and InterCapital's wholly-owned subsidiary Dean Witter Services Company Inc. ("DWSC") serves as manager (referred to herein as the "TCW/DW Funds"), and the 80 investment companies for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds").

   The nominees for Trustee to be elected at the Meeting are:

   JOHN R. HAIRE, Trustee since February, 1994; age 71; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee since February, 1994; age 47; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August,
1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   JOHN L. SCHROEDER, Trustee since April 1995; age 65; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995); formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991).

   MARC I. STERN,* Trustee since April, 1995; age 52; Vice President of the Trust; President, The TCW Group, Inc. (since May 1992); President and Director of the Adviser (since May, 1992); Chairman and Director of TCW Galileo Funds, Inc.; Trustee of the TCW/DW Funds; Chairman of TCW Americas Development, Inc.; Vice Chairman and Director, TCW Asset Management Company; Executive Vice President and Director, Trust Company of the West (since November, 1990). Chairman of TCW Asia, Limited (since January, 1993); Chairman of TCW London International, Limited (since March, 1993); formerly President of SunAmerica, Inc. (financial services company); Director of Qualcomm, Incorporated (wireless communications); Director or Trustee of various not-for-profit organizations.

   The Trustees who are not standing for reelection at this Meeting are:

   JOHN C. ARGUE, Trustee since February, 1994; age 64; Of Counsel, Argue Pearson Harbison & Myers (law firm); Director, Avery Dennison Corporation (manufacturer of self-adhesive products and office supplies) and CalMat Company (producer of aggregates, asphalt and ready mixed concrete); Director, Coast Savings Financial Inc. and Coast Federal Bank (a subsidiary of Coast Savings Financial Inc.); Chairman, Rose Hills Memorial Park (cemetery); advisory director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, TCW Funds, Inc.; Trustee, University of Southern California, Occidental College and Pomona College; Trustee of the TCW/DW Funds.

   RICHARD M. DeMARTINI,* Trustee since December, 1993; age 43; President and Chief Operating Officer of Dean Witter Capital, a division of Dean Witter Reynolds Inc. ("DWR") (since January, 1989); Executive Vice President of Dean Witter, Discover & Co. ("DWDC"); Member of the DWDC Management Committee; Director of Dean Witter Services Company Inc. ("DWSC"), Dean Witter Distributors Inc. ("Distributors"), Dean Witter Trust Company ("DWTC"), Dean Witter InterCapital Inc. ("InterCapital") and DWR; Trustee of the TCW/DW Funds; Member (since January, 1993) and Chairman (since January, 1995) of the Board of Directors of NASDAQ; formerly President and Chief Operating Officer of the Consumer Banking Division of DWDC.

   CHARLES A. FIUMEFREDDO,* Trustee since December, 1993; age 62; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the investment companies of which InterCapital serves as investment manager (or as adviser and administrator) (the "Dean Witter Funds"); Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).
- ------------
* Messrs. DeMartini, Fiumefreddo, Larkin and Stern may be deemed
"interested persons" of the Trust and/or its Investment Adviser as defined in
Section 2(a)(19) of the Act, due to their affiliation with the Investment Adviser or Manager and/or their affiliated companies.

   PAUL KOLTON, Trustee since February, 1994; age 72; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of the Financial Accounting Standards Advisory Council and Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); Director or Trustee of various not-for-profit organizations.

   THOMAS E. LARKIN, Jr.,* Trustee since February, 1994; age 56; Executive Vice President, the TCW Group, Inc.; President and Director of Trust Company of the West; Vice Chairman and Director of TCW Asset Management Company; Chairman of the Adviser; Vice Chairman of the Advisory Council for the College of Business Administration of the University of Notre Dame; Director of the California Pediatric and Family Medicine Center; President and Director of TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible Securities Fund, Inc.; President and Trustee of the TCW/DW Funds.

   MICHAEL E. NUGENT, Trustee since February, 1994; age 59; General Partner, Triumph Capital, L.P., a private investment partnership (since 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   The executive officers of the Trust are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; David A. Hughey, Vice President; Robert S. Giambrone, Vice President; Shaun C.K. Chan, Vice President; Michael P. Reilly, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Barry Fink, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 64 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. He has been an employee of InterCapital or DWR, a broker-dealer affiliate of InterCapital, for over five years. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Hughey is 64 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). He has been an employee of InterCapital or DWR for over five years. Mr. Giambrone is 42 years old and is currently Senior Vice President with InterCapital, DWSC, Distributors and DWTC (since August, 1995) and a Director of DWTC (since April, 1995). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Chan is 33 years old and is currently a Managing Director of the Adviser, TCW Asset Management Co. and Trust Company of the West and a Director of TCW Asia Limited. He was previously a Vice President of Security Pacific Bank (until 1992). Mr. Reilly is 32 years old and is currently a Senior Vice President of the Adviser, TCW Asset Management Co. and Trust Company of the West. He was previously the Regional Strategist and a Director of Wardley Investment Services (1986-1993). Mr. Caloia is 50 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. He has been an employee of InterCapital or DWR for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of ten (10) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Proxy Statement, there are a total of 12 TCW/DW Funds. As of March 31, 1996, the TCW/DW Funds had total net assets of approximately $4.1 billion and approximately a quarter of a million shareholders.

   Six Trustees (60% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "Management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Five of the six independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Four of them also serve as members of the Derivatives Committee. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended January 31, 1996, the Board of Trustees of the Trust held six meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held three, ten and six meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee or the Derivatives Committee held while he served in such positions.

   John Argue, a Trustee of the Trust, untimely filed with the Securities and Exchange Commission, pursuant to Section 16 of the Securities Exchange Act of 1934, two Forms 4, each reflecting a single transaction and one Form 5, reflecting a single transaction.

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

DUTIES OF CHAIRMAN OF COMMITTEES

   The Chairman of the Committees is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as an Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman, Mr. Paul Kolton, has had a combined total of more than 35 years experience in the securities, financial and investment company industries. He has served as Chairman and Chief Executive of the American Stock Exchange, Inc. and Chairman of the Financial Accounting Standards Advisory Council. Mr. Kolton will retire as a Trustee of each TCW/DW Fund and each Dean Witter Fund on July 1, 1996. Upon Mr. Kolton's retirement, Mr. John R. Haire, who has had more than 35 years experience as a senior executive in the investment company industry, will become Chairman of the Committee of Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to serving in such positions for the Dean Witter Funds.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $2,650 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $1,200 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting

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

fees). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Trust. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

   The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended January 31, 1996.

                              TRUST COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE TRUST
- ---------------------------  --------------
John C. Argue ..............      $6,863
John R. Haire ..............       7,563
Dr. Manuel H. Johnson  .....       7,563
Paul Kolton ................       8,613(1)
Michael E. Nugent ..........       6,863
John L. Schroeder ..........       5,630

- ------------

(1) Of Mr. Kolton's compensation from the Trust, $3,600 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($1,200). As noted above, Mr. Kolton will retire on July 1, 1996.


   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1995 for services to the 11 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Kolton, Nugent and Schroeder, the 79 Dean Witter Funds that were in operation at December 31, 1995, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Kolton, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Trust's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company. Mr. Schroeder was elected as a Trustee of each TCW/DW Fund then in existence on April 20, 1995.

                      CASH COMPENSATION FROM FUND GROUPS

                                                                                   FOR SERVICE AS       TOTAL CASH
                                                FOR SERVICE AS                      CHAIRMAN OF      COMPENSATION FOR
                              FOR SERVICE AS      DIRECTOR OR                      COMMITTEES OF    SERVICES TO 79 DEAN
                               TRUSTEE AND        TRUSTEE AND     FOR SERVICE AS    INDEPENDENT      WITTER FUNDS, 11
                             COMMITTEE MEMBER  COMMITTEE MEMBER    DIRECTOR OF       DIRECTORS/      TCW/DW FUNDS AND
NAME OF INDEPENDENT            OF 11 TCW/DW    OF 79 DEAN WITTER   TCW GALILEO      TRUSTEES AND    TCW GALILEO FUNDS,
TRUSTEE                           FUNDS              FUNDS         FUNDS, INC.    AUDIT COMMITTEES         INC.
- --------------------------  ----------------  -----------------  --------------  ----------------  -------------------
John C. Argue .............      $68,038              --             $37,500             --              $105,538
John R. Haire .............       82,038           $ 98,450             --            $217,350(2)         397,838
Dr. Manuel H. Johnson  ....       82,038            136,450             --               --               218,488
Paul Kolton ...............       54,788            136,450             --              36,900(3)         228,138
Michael E. Nugent .........       75,038            124,200             --               --               199,238
John L. Schroeder .........       46,964            136,450             --               --               183,414

- ------------

(2) For the 79 Dean Witter Funds in operation at December 31, 1995.

(3) For the 11 TCW/DW Funds in operation at December 31, 1995.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                        INVESTMENT ADVISORY AGREEMENT

   The Trust's investments are managed by TCW Funds Management, Inc. (referred to herein as the "Investment Adviser"), pursuant to an Investment Advisory Agreement dated March 23, 1994 (referred to herein as the "Advisory Agreement").

THE ADVISORY AGREEMENT

   The Advisory Agreement was initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on February 9, 1994, and was approved by InterCapital, the then sole shareholder of the Trust, on March 22, 1994. The Advisory Agreement was last approved by the Shareholders at their Annual Meeting held on June 22, 1995. In the event shareholders do not approve continuance of the Advisory Agreement by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its Shareholders, which may include calling a special meeting of shareholders to vote on a new investment advisory agreement or continuance of the present Advisory Agreement until the next Annual Meeting of Shareholders.

   In considering whether or not to approve the Advisory Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Adviser's services and personnel, and the appropriateness of the fees that are paid under the Advisory Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Advisory Agreement was in the best interests of the Trust and its Shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Advisory Agreement. Such a majority is defined in the Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE ADVISORY AGREEMENT.

THE ADVISORY AGREEMENT

   The Advisory Agreement provides that the Investment Adviser shall continously invest the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings. If proposals 3 and/or 4 relating to sub-advisory agreements with affiliates of the Adviser are approved by shareholders, the Advisory Agreement would be amended to authorize the Investment Adviser to enter into such sub-advisory agreements.

   Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser or the Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Manager or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Manager or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

   The Advisory Agreement had an initial term ending April 30, 1995 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Advisory Agreement's most recent continuation until April 30, 1997, was approved by the Trustees, including a majority of Independent Trustees, at a Meeting of the Trustees held on April 17, 1996, called for the purpose of approving the Management Agreement.

   The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days notice and will automatically terminate upon any assignment (as defined in the Act).

   In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.50% to the Trust's average weekly net assets. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $1,300,358 during the fiscal year ended January 31, 1996. The net assets of the Trust totalled $273,172,389 at January 31, 1996.

INVESTMENT ADVISER

   TCW Funds Management, Inc. (the "Investment Adviser") is the Trust's investment adviser. The Investment Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of March 31, 1996, the Investment

Adviser and its affiliates had approximately $53 billion under management or committed to management. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   The Principal Executive Officers and Directors of the Investment Adviser, and their principal occupations, are:

   Thomas E. Larkin, Jr., Chairman, and Marc I. Stern, President of the Investment Adviser. Mr. Robert A. Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group. The principal occupations of Messrs. Larkin and Stern are described in the preceding tables.

   The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   The Appendix lists the investment companies for which the Adviser provides investment advisory or sub-advisory services and which have similar investment objectives to that of the Trust, and sets forth the net assets of and the fees payable by such investment companies, including the Trust.

MANAGER

   Dean Witter Services Company Inc. ("DWSC") is the Trust's Manager. DWSC, which maintains its offices at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of DWR.

   As the Trust's Manager, DWSC receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.36% to the Trust's weekly net assets. For the fiscal year ended January 31, 1996, the Trust accrued to DWSC, pursuant to a Management Agreement, total compensation of $1,950,537.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and DWSC serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended January 31, 1996, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Manager, transfer agency fees of $374,706.

                   (3) APPROVAL OR DISAPPROVAL OF PROPOSED
                        SUB-ADVISORY AGREEMENT BETWEEN
                  TCW FUNDS MANAGEMENT, INC. AND TCW LONDON
                            INTERNATIONAL, LIMITED

                   (4) APPROVAL OR DISAPPROVAL OF PROPOSED
                   SUB-ADVISORY AGREEMENT BETWEEN TCW FUNDS
                    MANAGEMENT, INC. AND TCW ASIA LIMITED

   TCW Funds Management, Inc. ("Adviser") proposes to enter into sub-advisory agreements ("Sub- Advisory Agreements") with respect to the TCW/DW Emerging Markets Opportunities Trust ("Trust") with two affiliated companies TCW Asia Limited ("TCW Asia") and TCW London International, Limited ("TCW London") (collectively, the "Sub-Advisers"), which are both registered investment advisers under the Investment Advisers Act of 1940.

   Currently, all portfolio transactions are made at the direction of the Adviser in the U.S. Because the Trust's assets are invested in foreign markets, the Adviser believes that the Trust could be more effectively and efficiently managed if it had additional flexibility to utilize the services of TCW's affiliates located outside of the U.S. Accordingly, the Adviser believes it would be in the best interests of the Trust and its shareholders for the Adviser to enter into sub-advisory Agreements with TCW London and TCW Asia pursuant to which these entities would be afforded the authority to manage the assets of the Fund subject to the supervision of the Adviser. The proposed sub-advisory agreements (copies of which are attached hereto as Exhibits A and B) provide that the Adviser is solely responsible for the payment of any compensation to the Sub-Advisers.

   In considering whether or not to approve the Sub-Advisory Agreements, the Board of Trustees reviewed the terms of the Agreements and considered all materials and information deemed relevant to its determination. In particular, the Board considered the reasons advanced by the Adviser for entering into the Sub-Advisory Agreements and utilizing the services of TCW London and TCW Asia. Other factors considered by the Board were the nature and scope of services to be rendered, the quality of each Sub-Adviser's services and personnel as well as the supervision to be provided by the Adviser, and the appropriateness of the fee arrangement between the Adviser and the Sub-Advisers. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Sub-Advisory Agreements was in the best interests of the Trust and its Shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Sub-Advisory Agreements. Such a majority is defined in the Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE
                           SUB-ADVISORY AGREEMENTS.

SUB-ADVISORY AGREEMENT WITH TCW LONDON INTERNATIONAL, LIMITED

   Under the Sub-Advisory Agreement, TCW London International, Limited (the "Sub-Advisor") will provide the Trust with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and will manage the assets of the Trust in a manner consistent with the Trust's investment objectives and policies. Under the Sub-Advisory Agreement, the Sub-Advisor determines which securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Trust and the timing of such purchases, acquisitions, sales or dispositions. The Sub-Advisor will furnish the Adviser with the information, evaluations, analyses and opinions formulated or obtained by it in performing its services under this Sub-Advisory Agreement. All security transactions are reviewed by the Adviser and are, in every instance, subject to the overall supervision of the Adviser (See "The Investment Advisory Agreement" above).

   The Sub-Advisory Agreement provides that the Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement is attached hereto as Exhibit A.

   In return for the services it renders under the Sub-Advisory Agreement, the Sub-Advisor shall receive from the Adviser, monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average weekly net assets for which the Sub-Advisor renders sub-advisory services. The compensation of the Sub-Advisor is a responsibility of the Adviser and not a responsibility of the Trust.

   The Sub-Advisory Agreement has an initial term ending April 30, 1997 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust and, in either event, by vote cast in person by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval.

   The Sub-Advisory Agreement also provides that it may be terminated at any time by the Trust, the Adviser, the Sub-Advisor, the Trustees of the Trust or by a vote of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days notice and will automatically terminate upon any assignment.

SUB-ADVISORY AGREEMENT WITH TCW ASIA LIMITED

   Under the Sub-Advisory Agreement, TCW Asia Limited (the "Sub-Advisor") will provide the Trust with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and will manage the assets of the Trust in a manner consistent with the Trust's investment objectives and policies. Under the Sub-Advisory Agreement, the Sub-Advisor determines which securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Trust and the timing of such purchases, acquisitions, sales or dispositions. The Sub-Advisor will furnish the Adviser with the information, evaluations, analyses and opinions formulated or obtained by it in performing its services under this Sub-Advisory Agreement. All security transactions are reviewed by the Adviser and are, in every instance, subject to the overall supervision of the Adviser (See "The Investment Advisory Agreement" above).

   The Sub-Advisory Agreement provides that the Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement is attached hereto as Exhibit B.

   In return for the services it renders under the Sub-Advisory Agreement, the Sub-Advisor shall receive from the Adviser, monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average weekly net assets for which the Sub-Advisor renders sub-advisory services. The compensation of the Sub-Advisor is a responsibility of the Adviser and not a responsibility of the Trust.

   The Sub-Advisory Agreement has an initial term ending April 30, 1997 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the oustanding voting securities of the Trust or by the Trustees of the Trust and, in either event, by vote cast in person by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval.

   The Sub-Advisory Agreement also provides that it may be terminated at any time by the Trust, the Adviser, the Sub-Advisor, the Trustees of the Trust or by a vote of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days notice and will automatically terminate upon any assignment.

    (5) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1997. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than December 20, 1996 for inclusion in the proxy statement and proxy for that meeting.

                           REPORTS TO SHAREHOLDERS

   The Trust's most recent Annual Report, for the fiscal year ended January 31, 1996, has been previously sent to Shareholders and is available without charge upon request from Adrienne Ryan at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS (toll free)).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                                              By Order of the Trustees
                                              SHELDON CURTIS
                                              Secretary

                                                                      APPENDIX

   TCW Funds Management Inc. serves as investment adviser to the Trust as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of March 31, 1996.

                                                                        ANNUAL
                                                                    MANAGEMENT FEE
                                                                    AS PERCENT OF
                                                    NET ASSETS ON    AVERAGE NET
NAME                                                MARCH 31, 1996      ASSETS
- -------------------------------------------------  --------------  --------------
TCW/DW Emerging Markets Opportunities Trust  .....   $267,284,524         (1)
TCW Galileo Funds, Inc.
 TCW Galileo Asia Pacific Equity Fund ............     50,909,893         (2)
 TCW Galileo Emerging Markets Fund ...............     53,793,107         (2)
 TCW Galileo Latin America Fund ..................     63,425,714         (2)
TCW/DW Latin American Growth Fund ................    248,309,946         (3)
Dean Witter Select Dimensions Investment Series --
  Emerging Markets Portfolio .....................      7,675,763         (4)


1.   0.50% of the Trust's weekly net assets.
2.   1.00% of the Fund's annual net asset value.
3.   0.50% of the Fund's daily net assets.
4. 1.25% of the Portfolio's daily net assets paid to Dean Witter InterCapital, Inc. pursuant to an Investment Management Agreement of which 0.40% is paid to TCW Funds Management Inc., the Sub-Adviser, pursuant to a Sub-Adivsory Agreement. InterCapital has undertaken, until the earlier of December 31, 1996 or the attainment by the respective Portfolio of $50 million of net assets, to continue to assume all operating expenses of the Portfolios of Dean Witter Select Dimensions Investment Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for in its investment management agreement with that company in respect of each Portfolio to the extent that such expenses and compensation on an annualized basis exceed
     0.50% of the average daily net assets of the Portfolio.

                                                                     EXHIBIT A

                            SUB-ADVISORY AGREEMENT

   AGREEMENT made as of the   day of        , 1996 by and between TCW Funds
Management, Inc., a California corporation ("FMI"), and TCW London International, Limited, a California corporation ("TCW London").

   Whereas, FMI has entered into an Investment Advisory Agreement with TCW/DW Emerging Markets Opportunities Trust (the "Fund") to provide investment advisory services for the Fund;

   Whereas, TCW London is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

   Whereas, TCW London is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business and nothing in this Agreement shall exclude any liability of TCW London to the Fund under the Financial Services Act of 1986 or the IMRO Rules;

   Whereas, FMI desires to retain the services of TCW London to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth;

   Whereas, TCW London desires to be retained by FMI to provide such investment advisory services on said terms and conditions;

   NOW, THEREFORE; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

   1. Subject to the supervision of FMI, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by FMI in writing to TCW London, TCW London agrees to provide the Fund with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and shall manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Fund and the timing of such purchases, acquisitions, sales or dispositions. TCW London agrees to furnish to or place at the disposal of FMI the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. FMI and TCW London agree to make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other. Nothing in this Agreement shall require FMI to utilize the services of TCW London with respect to any specific or minimum percentage of the assets of the Fund.

   2. TCW London shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW London shall be deemed to include persons employed or otherwise retained by TCW London to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as FMI may desire. TCW London shall maintain whatever records as may be required to be maintained by it under the Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be the property of the Fund and shall be made available to FMI and the Fund, upon the request of FMI or the Fund. TCW London shall provide all account statements and performance or financial records as required by United States securities laws. TCW London acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

    3. FMI will, from time to time, furnish or otherwise make available to TCW London such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Fund as TCW London may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by FMI to TCW London shall be in writing and sent to TCW London's principal office and shall take effect upon actual receipt by TCW London.

   4. For the services to be rendered, FMI, at its own expense, shall pay TCW London monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average weekly net assets for which TCW London renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which TCW London provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

   In the event that the aggregate compensation received by FMI from the Trust for any month is less than that specified above, the compensation payable by FMI to TCW London shall be equal to that received by FMI. The compensation of TCW London is a responsibility of FMI and not a responsibility of the Trust.

   5. TCW London will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW London shall not be liable to InterCapital, FMI or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW London or for any losses sustained by the Fund or its investors. TCW London shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

   6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW London and in any person controlled by or under common control or affiliated with TCW London and that TCW London and any person controlled by or under common control or affiliated with TCW London may have an interest in the Fund. It is also understood that TCW London and any affiliated persons thereof or any persons controlled by or under common control with TCW London have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW London or any affiliated person thereof from so acting or engaging in any other business.

   7. This Agreement shall remain in effect until April 30, 1997 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to FMI and TCW London, either by majority vote of the Trustees of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Advisory Agreement; (d) FMI may terminate this Agreement without payment of penalty on thirty days' written notice to TCW London and the Fund; and (e) TCW London may terminate this Agreement without the payment of penalty on thirty days' written notice to FMI and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

    8. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, FMI nor TCW London shall be liable for failing to do so.

   9. All formal complaints should, in the first instance, be made in writing to TCW London's compliance officer at TCW London's principal office. In addition, the FMI and/or the Fund shall have a right to complain directly to IMRO.

   10. A statement is available from TCW London describing FMI's and/or the Fund's rights to compensation, if any, in the event that TCW London is unable to meet its liabilities.

   11. FMI acknowledges that for purposes of the IMRO rules, it will be treated as a non-private customer.

   12. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   13. The effective date of this Agreement shall be the day and year first written above.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.

Accepted and Agreed to as of the Day and Year First Above Written:


TCW/DW EMERGING
MARKETS OPPORTUNITIES TRUST
By: -------------------------------
Name: -----------------------------
Title: ----------------------------

Attest: ---------------------------
Name: -----------------------------
Title: ----------------------------


TCW FUNDS MANAGEMENT, INC.
By: -------------------------------
Name: -----------------------------
Title: ----------------------------

Attest: ---------------------------
Name: -----------------------------
Title: ----------------------------


TCW LONDON INTERNATIONAL LIMITED
By: -------------------------------
Name: -----------------------------
Title: ----------------------------

Attest: ---------------------------
Name: -----------------------------
Title: ----------------------------

                                                                     EXHIBIT B

                            SUB-ADVISORY AGREEMENT

   AGREEMENT made as of the    day of , 1996 by and between TCW Funds
Management, Inc., a California corporation ("FMI"), and TCW Asia Limited, a Hong Kong corporation ("TCW Asia").

   WHEREAS, FMI has entered into an Investment Advisory Agreement with TCW/DW Emerging Markets Opportunities Trust (the "Fund") to provide investment advisory services for the Fund;

   WHEREAS, TCW Asia is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

   WHEREAS, FMI desires to retain the services of TCW Asia to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth;

   WHEREAS, TCW Asia desires to be retained by FMI to provide such investment advisory services on said terms and conditions;

   NOW, THEREFORE; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

   1. Subject to the supervision of FMI, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by FMI in writing to TCW Asia, TCW Asia agrees to provide the Fund with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and shall manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Fund and the timing of such purchases, acquisitions, sales or dispositions. TCW Asia agrees to furnish to or place at the disposal of FMI the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. FMI and TCW Asia agree to make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other. Nothing in this Agreement shall require FMI to utilize the services of TCW Asia with respect to any specific or minimum percentage of the assets of the Fund.

   2. TCW Asia shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW Asia shall be deemed to include persons employed or otherwise retained by TCW Asia to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as FMI may desire. TCW Asia shall maintain whatever records as may be required to be maintained by it under the Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be the property of the Fund and shall be made available to FMI and the Fund, upon the request of FMI or the Fund. TCW Asia shall provide all account statements and performance or financial records as required by United States securities laws. TCW Asia acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

   3. FMI will, from time to time, furnish or otherwise make available to TCW Asia such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Fund as TCW Asia may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by FMI to TCW Asia shall be in writing and sent to TCW Asia's principal office and shall take effect upon actual receipt by TCW Asia.

    4. For the services to be rendered, FMI, at its own expense, shall pay TCW Asia monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average weekly net assets for which TCW Asia renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which TCW Asia provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

   In the event that the aggregate compensation received by FMI from the Trust for any month is less than that specified above, the compensation payable by FMI to TCW Asia shall be equal to that received by FMI. The compensation of TCW Asia is a responsibility of FMI and not a responsibility of the Trust.

   5. TCW Asia will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW Asia shall not be liable to InterCapital, FMI or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW Asia or for any losses sustained by the Fund or its investors. TCW Asia shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

   6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW Asia and in any person controlled by or under common control or affiliated with TCW Asia and that TCW Asia and any person controlled by or under common control or affiliated with TCW Asia may have an interest in the Fund. It is also understood that TCW Asia and any affiliated persons thereof or any persons controlled by or under common control with TCW Asia have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW Asia or any affiliated person thereof from so acting or engaging in any other business.

   7. This Agreement shall remain in effect until April 30, 1997 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to FMI and TCW Asia, either by majority vote of the Trustees of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Advisory Agreement; (d) FMI may terminate this Agreement without payment of penalty on thirty days' written notice to TCW Asia and the Fund; and (e) TCW Asia may terminate this Agreement without the payment of penalty on thirty days' written notice to FMI and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

   8. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, FMI nor TCW Asia shall be liable for failing to do so.

   9. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   10. The effective date of this Agreement shall be the day and year first written above.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.

Accepted and Agreed to as of the Day and Year First Above Written:


TCW/DW EMERGING
MARKETS OPPORTUNITIES TRUST
By: -----------------------------
Name: ---------------------------
Title: --------------------------

Attest: -------------------------
Name: ---------------------------
Title: --------------------------


TCW FUNDS MANAGEMENT, INC.
By: -----------------------------
Name: ---------------------------
Title: --------------------------

Attest: -------------------------
Name: ---------------------------
Title: --------------------------


TCW LONDON INTERNATIONAL LIMITED
By: -----------------------------
Name: ---------------------------
Title: --------------------------

Attest: -------------------------
Name: ---------------------------
Title: --------------------------

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                ANNUAL MEETING OF SHAREHOLDERS--JUNE 27, 1996

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, ROBERT M. SCANLAN, DAVID
A. HUGHEY, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TCW/DW Emerging Markets Opportunities Trust on June 27, 1996 at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 1, 1996 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSALS.

     IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN the Proxy Card in the
                                 Enclosed Envelope.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES \b OR [X] IN BLUE OR BLACK INK.
1. ELECTION OF TRUSTEES:

[ ] FOR ALL NOMINEES
(except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

    John R. Haire, Manuel H. Johnson, John L. Schroeder, Marc I. Stern. (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- -----------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT ADVISORY AGREEMENT:
FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. APPROVAL OF SUB-ADVISORY AGREEMENT WITH TCW
LONDON INTERNATIONAL LIMITED:
FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

4. APPROVAL OF SUB-ADVISORY AGREEMENT WITH TCW ASIA LIMITED:
FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

020

5. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTS:
FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
and in their discretion in the transaction of any other business which may properly come before the meeting.
                                     Please sign personally. If the
                                     shares are registered in more than
                                     one name, each joint owner or
                                     each fiduciary should sign personally.
                                     Only authorized officers should sign
                                     for corporations.

                                     Dated ------------------------------

                                     ------------------------------------
                                                   Signature

                                     ------------------------------------
                                                   Signature